Exhibit 99.1

Diodes Incorporated to Announce Fourth Quarter and Fiscal 2019 Financial Results on February 11

Plano, Texas – January 16, 2020 – Diodes Incorporated (Nasdaq: DIOD) will host a conference call on Tuesday, February, 11, 2020 at 4:00 p.m. Central Time (5:00 p.m. Eastern Time) to discuss its fourth quarter and fiscal 2019 financial results.

Joining Dr. Keh-Shew Lu, President and Chief Executive Officer of Diodes Incorporated, will be Brett Whitmire, Chief Financial Officer; Emily Yang, Vice President of Worldwide Sales and Marketing; and Laura Mehrl, Director of Investor Relations. The Company intends to distribute the announcement of its fourth quarter and fiscal 2019 financial results on that same day at 3:05 p.m. Central Time (4:05 p.m. Eastern Time).

Analysts and investors are invited to dial into the conference call using the following information:

Date: Tuesday, February 11, 2020

Time: 4:00 p.m. Central Time (5:00 p.m. Eastern Time)

Conference Call Number: 1-855-232-8957

International Call Number: +1-315-625-6979

Pass code: 6836058

A telephone replay of the conference call will be available approximately two hours after the conference call and will be available until February 18, 2020 at midnight Central Time. The replay dial-in number is 1-855-859-2056, and the pass code is 6836058. International callers should dial +1-404-537-3406 and enter the same pass code at the prompt.

Additionally, this conference call will be broadcast live over the Internet and can be accessed by all interested parties on the Investor Relations section of the Company’s website at http://www.diodes.com. Please click on the webcast link at least fifteen minutes prior to the start of the call to register, download and install any necessary audio software. For those unable to participate during the live broadcast of the conference call, a replay webcast will be available shortly thereafter on the Company’s website for approximately 90 days.

About Diodes Incorporated

Diodes Incorporated (Nasdaq: DIOD), a Standard and Poor’s SmallCap 600 and Russell 3000 Index company, is a leading global manufacturer and supplier of high-quality, application-specific standard products within the broad discrete, logic, analog, and mixed-signal semiconductor markets. We serve the consumer electronics, computing, communications, industrial, and automotive markets. Our products include diodes, rectifiers, transistors, MOSFETs, protection devices, function-specific arrays, single gate logic, amplifiers and comparators, Hall-effect and temperature sensors, power management devices, including LED drivers, AC-DC converters and controllers, DC-DC switching and linear voltage regulators, and voltage references along with special function devices, such as USB power switches, load switches, voltage supervisors, and motor controllers. Diodes also has timing, connectivity, switching, and signal integrity solutions for high-speed signals. Our corporate headquarters and Americas’ sales offices are located in Plano, Texas and Milpitas, California. Design, marketing, and engineering centers are located in Plano; Milpitas; Taipei, Taoyuan City, and Zhubei City, Taiwan; Oldham, England; and Neuhaus, Germany. Our wafer fabrication facilities are located in Oldham; Shanghai, China; and Greenock, Scotland. We have assembly and test facilities located in Shanghai, Jinan, and Chengdu, China; as well as in Hong Kong; Neuhaus; and Taipei. Additional engineering, research and development, sales, warehouse, and logistics offices are located in Taipei; Hong Kong; Oldham; Shanghai; Shenzhen and Yangzhou, China; Seongnam-si, South Korea; Munich, Germany; and Tokyo, Japan, with support offices throughout the world.

Recent news releases, annual reports and SEC filings are available at the Company’s website: http://www.diodes.com. Written requests may be sent directly to the Company, or they may be e-mailed to: diodes-fin@diodes.com.

Company Contact:

Diodes Incorporated

Laura Mehrl

Director, Investor Relations

P: 972-987-3959

E: laura_mehrl@diodes.com

Investor Relations Contact:

Shelton Group

Leanne K. Sievers, President

P: 949-224-3874

E: lsievers@sheltongroup.com